                                                              EXHIBIT 10.11(b)



                              TRADEMARK ASSIGNMENT



      This Assignment is effective as of the 5th day of November, 1997, by and between I.C. Isaacs, L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street Baltimore, Maryland 21224 ("Assignor") and Ambra Inc., a Delaware corporation with its principal place of business at 1209 Orange Street, Wilmington, Delaware 19801 and ("Assignee").



                              W I T N E S S E T H:


      WHEREAS, Assignor is the owner of certain trademarks outside of the United States of America except Mexico constituting or containing the word BOSS and the Stylized B, including common law rights and rights in trademark registrations and applications for registration outside the United States of America except Mexico listed on the "Schedule of Trademarks" attached hereto, together with the good will of the business outside the United States of America except Mexico associated therewith (the "Trademarks");

      WHEREAS Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

      NOW, THEREFORE, to All Whom It May Concern, be it known that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.

      IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.


                                  I.C. Isaacs & Company L.P.,
                                  a Delaware Limited Partnership


                                  By: I.G. Design, Inc., a Delaware
                                      Corporation, Its General Partner


                                  By: /s/ Robert J. Arnot
                                     ------------------------------------------
                                     Name:  Robert J. Arnot
                                     Title: Chairman and Co-Chief Executive
                                            Officer

                                  By: /s/ Gerald W. Lear
                                     ------------------------------------------
                                     Name:  Gerald W. Lear
                                     Title: President and Co-Chief Executive
                                            Officer




COUNTY OF NEW YORK     :
                       :ss:
STATE OF NEW YORK      :



      On this 5th day of November, 1997, before me personally appeared Robert
J. Arnot and Gerald W. Lear, to me personally known, who, being duty sworn, did say that that they are the Chairman and Co-Chief Executive Officer and President and Co-Chief Executive Officer, respectively, of I.G. Design, Inc., a Delaware corporation, which is the General Partner of I.C. Isaacs & Company L.P., a Delaware Limited Partnership, and that the foregoing instrument was signed and sealed on behalf of the Limited Partnership by authority of its General Partner, and that they acknowledge such instrument to be the free deed and act of said Limited Partnership for the purposes therein set forth and intending that this instrument be recorded.

                                          /s/ Lynn Micholson
                                          ----------------------
                                              Notary Public

                                                                  [Notary Seal]

                             SCHEDULE OF TRADEMARKS

                         I.C. Isaacs & Co., L.P.'s BOSS
                 Non-U.S. Trademark Applications/Registrations


=========================================================================================================
        TRADEMARK              REGT/APP NO.            GOODS*               COUNTRY         STATUS
---------------------------------------------------------------------------------------------------------
BOSS AMERICA                      643416               clothing              Italy          registered
---------------------------------------------------------------------------------------------------------
BOSS AMERICA                      643416            sporting goods           Italy          registered
---------------------------------------------------------------------------------------------------------
BOSS AMERICA                   330801/1992      apparatus, instruments       Japan          pending
                                                     and machines
---------------------------------------------------------------------------------------------------------
BOSS AMERICA                   330803/1992            furniture              Japan          pending
---------------------------------------------------------------------------------------------------------
BOSS AMERICA                   330804/1992             clothing              Japan          pending
---------------------------------------------------------------------------------------------------------
BOSS AMERICA                   330805/1992          head ornaments           Japan          pending
=========================================================================================================


* For ease of reference the description of goods in this chart is generalized.